Exhibit 99

2 FECR Mission FEC Railway is committed to be the premier transportation service solution for Florida and Beyond

FECR Vision
Providing dependable transportation services
to our
customers
Increasing shareholder value by seeking consistent
growth
with existing and new customers at satisfactory
returns
Conducting our business safely, with honesty and
integrity, rewarding good performance and providing
employees
with opportunities for career advancement
Protecting the environment
and being good neighbors in
the communities we operate

4 FECR’s Five Driving Principles Provide Good Service Demonstrate a passion for asset utilization Spend our capital dollars wisely Control Expenses Do all the above safely

FECR Competitive Advantages
• Committed to being the premier
transportation solution in Florida
and beyond
• Competitive advantages:
– Scheduled trains and customer service
focused
– Shape of Florida creates imbalanced
lane for flow of goods – providing cost
advantage to rail transportation
– Favorable labor agreements
– Strong focus on safety
– Exclusive rail service provider for Port
of Palm Beach, Port Everglades and
Port of Miami
– Experienced, innovative management
– Ongoing expense management
Photograph by Robert T. Nordstrom

FECR Physical Plant
• Equipment
• 81 diesel electric locomotives
• 6,262 freight cars & 1,412
trailers
• Track
• 351 mile mainline with 132-
pound per yard continuous
welded rail supported on
concrete crossties
• 277 miles of branch, switching
and other secondary track
• 158 miles of yard track

Atlanta
Chicago
New Jersey
EXPRESS SERVICE TO/FROM CHICAGO
HURRICANE TRAIN TO/FROM ATLANTA
NIGHTHAWK TRAIN TO/FROM NEW YORK/NEW JERSEY
Port of Palm Beach
Ft. Lauderdale/ Port Everglades
Miami
Port of Miami

FECR Physical Plant
• Jacksonville - Bowden Yard
– Approximately 273 acres
– Primary interchange point for
connecting rail carriers CSX and
Norfolk Southern
– Complete intermodal facility with
modern lift-on/lift-off cranes for
loading and unloading cargo
trailers and containers
– Transportation Service Center –
Centralized customer service base
• New Smyrna Beach
– Approximately 196 acres
– Main locomotive repair facility
– Destination for carload customers
– aggregate, food and kindred,
paper, newsprint and building
supplies
Jacksonville
New Smyrna Beach

Atlanta
Chicago
EXPRESS SERVICE
TO/FROM CHICAGO
New Jersey
HURRICANE TRAIN
TO/FROM ATLANTA
NIGHTHAWK TRAIN
TO/FROM
NEW YORK/NEW JERSEY
Jacksonville
Port of Palm Beach
Ft. Lauderdale/
Port Everglades
Miami
Port of Miami

FECR Physical Plant
• City Point and Cocoa
– City Point serves as a major
distribution center for aggregate
arriving from Miami
– Cocoa, approximately 3 acres, is a
transload facility for carload customers
– Switching yard handles local train
service for the surrounding area
• Fort Pierce
– Approximately 134 acres
– New Intermodal facility - 2004
– Transload and switching operations
facility for carload commodities such
as lumber, wallboard and roofing
products
– Interchange point with South Central
Florida Express (primarily sugar
products)
Fort Pierce
City Point & Cocoa

FEC

Atlanta
Chicago
New Jersey
EXPRESS SERVICE TO/FROM CHICAGO
HURRICANE TRAIN TO/FROM ATLANTA
NIGHTHAWK TRAIN TO/FROM NEW YORK/NEW JERSEY
Jacksonville
Miami
Port of Miami

FECR Physical Plant
• Pompano Beach
– Approximately 5 acres
– Complete Reload/Transload facility
for various carload commodities
• West Palm Beach
– Approximately 26 acres
– Provides services to aggregate
distribution facility and provides
switching capabilities into the Port of
West Palm Beach
for various
commodities such as pulp, paper, food
stuffs and lumber
• Fort Lauderdale
– This facilty is the exclusive provider
of rail service to Port Everglades
– Intermodal lift-on/lift-off capabilities
primarily utilized by Steamship lines
to route traffic to the Port
Port of Palm Beach
Ft. Lauderdale /
Port Everglades

Atlanta
Chicago
New Jersey
EXPRESS SERVICE TO/FROM CHICAGO
HURRICANE TRAIN TO/FROM ATLANTA
NIGHTHAWK TRAIN TO/FROM NEW YORK/NEW JERSEY
Jacksonville
Port of Palm Beach
Ft. Lauderdale/ Port Everglades
Port of Miami

FECR Physical Plant
• Hialeah Yard – Miami
– Approximately 432 acres adjacent to the Miami
International Airport
– Offers complete carload and intermodal services
– One of the Country’s largest vehicle unloading facilities
– Utilized by Steamship Lines for its easy access into and
out of the Port of Miami
– Medley Rock Yard aggregate switching traffic handled
– Rail car repair facility and locomotive inspection and
repair facility
• Medley Rock Yard
– Handles aggregate switching traffic previously done in
Hialeah yard
Miami
FECR’s Hialeah Yard

11 REVENUES AND CUSTOMERS

Major Commodity Detail
Railway Segment Revenues
Six months ended 6/30/06
30%
3%
43%
16%
8%
Aggregate
Vehicles & Equipment
Other
Intermodal
Accessorial
Commodities – Freight Units
Six months Ended 6/30/06
Intermodal
Aggregate
Vehicles & Equipment
29%
58%
8%
5%
Other

13 Flow of Goods Start & End on FECR 60% Start on FECR 5% End on FECR 35% Rinker Titan America White Rock Trade Mark Metals Tropicana Ford Motor Company American Honda ConAgra Foods Nucor Steel

Carload Revenues and Customers
Carload Revenue $75.0 Million - 6 months 2006
$6.2
$7.6
$8.6
$11.1
$41.5
Food
Building Products
Other
Auto
Rock
Tropicana, Gold Coast Beverage
Aljoma Lumber, Titan America
Nucor Steel, Allied Universal,
Trademark Metals
Ford, Daimler Chrysler, Honda
Rinker, Titan America, White Rock
Top Customers

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06

Railway – Increased Aggregate
Volumes and Revenues
• FECR second quarter 2006
aggregate volume up 10% and
revenue up 18%
• Shifting demand from residential to
infrastructure and commercial
sectors
• Significant increases in State funding
for infrastructure
• Florida produces 60% of its annual
aggregate needs
• Recent ruling affecting rock mining in
South Florida could impact
aggregate business
Aggregate Revenues 2003-2006(2ndQtr)
$10,500
$13,000
$15,500
$18,000
$20,500
$23,000
Revenues

Intermodal Revenues and Customers
Intermodal Revenue $58.6 Million - 6 months 2006
$4.7
$10.2
$11.2
$32.5
NS Haulage
Dray
CSX Interline
Local & Hurricane
Deep South, Hub Group, Smurfit
Stone, BJ’s Wholesale, Procter &
Gamble
CSX Intermodal, UPS, Pacer Stack
Train, Maersk Sealand
Crowley, US Gypsum, UPS, USPS
Tropical Shipping, BJ’s Wholesale,
Arnold Transportation, Yellow
Freight, Swift Transportation
Top Customers

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06

Railway – Continued Intermodal Growth
• FECR second quarter 2006 intermodal
volume up 9% and revenue up 24%
• Florida’s shape and growth supports the
value proposition of rail transportation
compared to trucking
– Rail provides a direct, more cost-effective
transportation solution
• Florida is an international hub
– Exclusive access to ports provides clear
competitive advantage
• Customer service focus driving demand
– Scheduled train service
– FECR’s “Valet Service”
– Highway Services maintains 99% on-time
delivery in key distribution markets
Intermodal  Revenues 2003-2006(2nd Qtr)
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
$22,000
$24,000
$26,000
$28,000
$30,000
Revenues

Florida’s Dynamics are Driving Growth for FECR
• Florida’s population growth fuels aggregate growth
– Need for new road construction and infrastructure upgrades
• Additional federal and state dollars have been allocated
– Commercial construction
– Recent hurricanes have prompted changes in building code
requirements
• Florida’s dynamics and growth drives intermodal growth
– Florida is a consuming state
• Unbalanced lane (flow of goods north to south)
– Increased international trade including South and Central America
– Current state of the trucking industry
– Increasing road congestion
– Changing political and economic climate in Central and South
America

19 FINANCIALS

FECR Key Financial Data
Lowest operating ratio of any railroad in the US
FECR Historical Financials (in millions)
2006 Q2 vs. 2005 Q2
• Revenues increased 19%
• Operating Profit
increased 27%
• 2006 Q2 Operating Ratio
of 71.2% compared to 73.0%
2006 Outlook
• Revenue growth of 11-16%
• Operating Profit growth of
16-21%
• Capital Expenditures of
$48-$53M
*2006 Outlook excludes any recoveries to be received and any remaining expenses to be incurred during the balance of 2006 due to Hurricane Wilma
**A reconciliation to the most comparable GAAP measure is provided on page29
70.0
58.9
265-275
237.9
200.8
181.1
166.8
25.7
21.3
85.5
67.5
62.6
59.9
20.2
15.9
74-77
63.7
47.3
43.0
42.1
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
Operating revenues Operating Profit before Depreciation and Amortization** Operating Profit

Railway Capital Expenditures
0
10
20
30
40
50
2002 2003 2004 2005 2006 Outlook
$30
$27
$30
$39
(1)
$48-$53
Maintenance capital
Productivity & growth capital
*
*Before the purchase of any strategic land parcels to be used fo r industrial development
(1)Productivity and growth capital includes $5.1 of land purchas ed for future development
(in millions)

2006 Projects
Indian River City to Frontenac
• Start date - March 13, 2006
• Budgeted Completion date -
December 25, 2006
• ~ 12 miles of double track to
meet trains
• Cost $14.4M with state
matching ~50%

23 2006 Projects Bowden Capacity Improvements • Adds 200 trailer parking spaces • Cost $1.3 million

2006 Projects
Creation of the Medley Rock Yard
Medley Rock Yard
• Medley Wye completed in 2005.  Freed up capacity
at Hialeah Yard, allowing unit aggregate trains to
bypass yard
• Medley Rock Yard completed in 1Q06. Allows aggregate
car switching to occur outside the Hialeah yard, improving
productivity and efficiency of rock shipments and freeing
up room for future growth and expansion
Rinker
White
Rock
Titan
Medley Rock
Yard

25 •Delivery expected in late 2006 •Provide additional capacity in the movement of aggregate and intermodal business 2006 Projects Four New Locomotives

Summary - FECR
• Well-run railroad generating consistent cash flow
• Advantage is location, which cannot be duplicated  today
• Focus to grow core carload and intermodal business
• Potential opportunities with Connecting Carriers
• Capital investments that enhance productivity

27 Questions & Answers

Reconciliation of Non-GAAP
to GAAP Measures
$13.5
7.2
6.3
$21.3
5.4
$15.9
Q205
$14.3
7.4
6.9
$25.7
5.5
$20.2
Q206
$85.5 $67.5 $62.6 $59.9
Railway Segment’s
operating profit
before depreciation
$58-$61 $55.8 $44.8 $40.1 $38.8
Rental properties’
operating profit
before D&A
expense
31 28.2 $23.1 22.3 20.6
Rental properties’
D&A expenses
$27-30 $27.6 $21.7 $17.8 $18.2
Flagler’s rental
properties’ operating
profit
$74-77
Outlook
2006
21.8
$63.7
2005
Railway Segment’s
– depreciation
expense
Railway Segment’s
operating profit
(in millions)
17.7
$42.2
2002
19.6
$43.0
2003
20.2
$47.3
2004

Ryan Beck Investor Event September 13 -14, 2006 Florida East Coast Industries On Our Way

| 30
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate," "intend," "estimate," "will," "should," "could," "may", and other expressions that indicate future events and trends. Such forward-looking statements may include, without limitation, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, ability to reinvest (tax deferred) sales proceeds into qualifying
§
1031 properties, future growth potential of the
Company’s
lines of
business, performance of the
Company’s
product offerings, issuance of contingent consideration, timing and other similar expressions concerning matters that are not historical facts, and projections relating to the
Company’s
financial results. The
Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements.
Important factors that could cause such differences include, but are not limited to, the changing general economic conditions
(particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in customers’
business cycles; ability to pass through fuel surcharges to customers; ability to add capacity to support increase in volume or maintain fluidity to railway; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount; changes in insurance markets including availability of windstorm coverage, increases in insurance premiums and deductibles; timing and amount of issuance of contingent consideration; natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires;
discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials;
buyers’
inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; the ability of the Company to close the Beacon Countyline C&D facility at the current estimated costs; the impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the United States District Court and the US Army Corps of Engineers on the
Company’s
rail volumes; and
other risks inherent in the real estate and other businesses of the Company. Further information on these and other risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q. The Company assumes no obligation to update the information contained in this presentation, which speaks only as of its date.

| 31
Florida East Coast Industries
Overview
•
Operates through two wholly-owned subsidiaries
• Florida East Coast Railway
(FECR):
regional freight railroad that operates 351 miles of
main line track with the most direct route from Jacksonville to Miami
• Flagler Development Group
(Flagler):
real estate development company that develops,
constructs, owns, manages, leases, acquires and sells commercial and industrial properties located in Florida, primarily Jacksonville, Orlando, Lakeland, Ft. Lauderdale, Sunrise and
Miami
•
Founded in 1883 by Henry Flagler.  Flagler bought or acquired large tracts of land in close proximity to the railroad
•
In 1961, Florida East Coast Railway listed on New York Stock
Exchange
•
In 1985, Florida East Coast Industries (FECI) established separate real estate company, Gran Central Corporation, now Flagler Development
•
In April 2006, FECI completed the acquisition of the Codina Group and related property interests

| 32
Florida East Coast Industries
Fundamental Business Drivers
•
Outstanding results
•
Track directly with Florida economy
• Florida’s economic growth is among the most robust
in the U.S.
•
Advantage is strategic location, which cannot be
replicated today
•
Premier real estate and transportation company serving
the most dynamic markets in Florida
•
Strong platform for growth

| 33
Florida Market Opportunity
Growing at Twice the National Average
• Population
• 4 most populous state
• US Census predicts that within the next decade,
Florida will become the 3 most populous state
• 4 largest labor force
• 1,000+ people move to Florida each day
• Economy
• 4 largest gross state product
• 8 largest economy in the western hemisphere
• 15 largest economy in the world
• 12% lower labor cost than the national average
• Fastest rate of annual job growth among the ten
most populous states
• Florida unemployment rate at 11/05 was 3.6%,
the lowest rate for Florida since 1976
• “Global Gateway”
• Strategic/economic center of the Americas
• Nearly 50% of all US trade with CAFTA nations
• Business-friendly government
• Tourism
• Top travel destination in the world
• $57 billion (or 20%) of Florida’s economy in
2004
1.7
2.2
0.9
0.8
0.0
0.5
1.0
1.5
2.0
2.5
1998-2002 2003-2010
2.1
2.5
1.0
1.5
0.0
0.5
1.0
1.5
2.0
2.5
3.0
1998-2002 2003-2010
Florida
United States
Population Growth Rate (%)
Employment Growth Rate (%)
Sources:  U. S. Census Bureau; Enterprise Florida, Inc.; Florida Department
of Revenue; Florida Department of State; U. S. Department of Labor; and
Florida Trend Magazine
th
th
rd
th
th
th

| 34
Investing for Future Growth
Codina Acquisition
What We Bought:
•
Codina Group, a premier real estate operating company led by Armando Codina, one of the most experienced and innovative real estate professionals in the state
•
An extraordinary collection of strategically located land tracts
•
Interests in real estate ventures with key partners and proven track records
Strategic Rationale:
•
Combination with Codina Group creates premier real estate firm in Florida
•
Creates an outstanding development land bank in one of the most dynamics markets in
Florida amid shrinking supply of available land
•
Enhances offering of resident capabilities
• Consulting
• Development
• Construction management
• Brokerage
•
Added Armando Codina, one of the most successful developers in the state, to FECI management and the board of directors
•
Integration of Codina Group capabilities and expertise will help maximize the value of
FECI’s existing assets throughout Florida

| 35
Acquired Codina Assets in South Florida
Beacon Countyline
Beacon Commons
Beacon Lakes
Beacon City Center
(Artist Rendering)
Burger King Headquarters
(Artist Rendering)
Gables Office Building
Miami-Dade Properties
Other South Florida
Properties

| 36 Real Estate – Flagler Development Group

| 37 Development & Market Update • South Florida • Central Florida • North Florida

| 38
MIAMI
JACKSONVILLE
FT. LAUDERDALE
NORTH FLORIDA
PORTFOLIO:
Flagler Center
Deerwood North
Deerwood South
Gran Park at The Avenues
duPont Center
The Office Centre at
Southpoint
CENTRAL FLORIDA
PORTFOLIO:
SouthPark Center
Lakeland Central Park
Lakeland Distribution Center
SOUTH FLORIDA
PORTFOLIO:
Boca 54
Flagler Plaza
Sunrise Corporate Plaza I
Flagler Station Business Park
Doral Concourse
Beacon Commons
Beacon Lakes
Beacon Villages
Gables Office Building
Beacon Countyline
Flagler has Exceptional Assets
in Florida’s Strongest Markets
Building Portfolio
65 100% owned office and industrial buildings
(95% occupied), plus one  206,000 sq. ft.
warehouse held in JV
13 buildings in lease-up and construction phases
(including property held in JV’s)
Land Portfolio* (excluding FECR land)
Approx. 3,158 Unentitled Acres
Entitlements*
846 Acres / 16.0 million sq. ft.
*Includes property held in JV’s
5,413,329 1,116,711 4,296,618 Miami/Doral/Sunrise
2,947,904 377,404 2,570,500 Jacksonville
1,058,477 219,676 838,801 Orlando
9,419,710 1,713,791 7,705,919 Total(s)
Total
Under
Development
Existing
Building Portfolio*
(6/30/06)
CENTRAL FLORIDA
BOCA RATON

| 39 SOUTH FLORIDA

| 40
South Florida Market Overview
Dade County Office & Industrial Overview
Asking Rate/SF Vacancy
Class "A" Office (Doral) $23.32 7.7%
   Flagler - Office Class "A" $27.00 6.8%
Industrial (Medley/Hialeah/Miami Lakes/Airport West $7.44 4.7%
   Flagler - Industrial $8.25 1.6%
Properties in Lease-Up Flagler Station Warehouse Building 25 160,211 sq. ft.
Flagler Station Office Building 1100 118,723 sq. ft.
Beacon Lakes, Warehouse Buildings 6 & 10 398,970 sq. ft.
Under Construction Flagler Station Warehouse Buildings 28 & 29 344,096 sq. ft
Flagler Station Office Building 1200 118,296 sq. ft
Seville Office Building 41,793 sq. ft
Beacon Village, Building E1 52,918 sq. ft
Beacon Lakes Building 7 206,000 sq. ft

RUSSIAN COLONY CANAL
N.W. 106th ST.
N.W. 105th ST.
N.W. 103rd ST.
N.W. 100th ST.
N.W. 97th ST.
N.W. 92nd TERR.
N.W. 91st ST.
N.W. 90th ST.
FLORIDA TURNPIKE
N.W. 117th AVE.
N.W. 112th AVE.
N.W. 110th AVE.
N.W. 108th AVE.
N.W. 107th AVE.
CANAL
EXISTING LAKE
EXISTING LITTORAL AREA
BUILDING 1100
BUILDING 29
BUILDING 28
BUILDING 27
BUILDING 25

Florida East Coast INDUSTRIES

| 41 Building 28 & 29 at Flagler Station • Commenced construction on Building 28 & 29 • Combined 344,096 sq. ft. • Expected completion date November & October, 2006

| 42 Office Building 1100 at Flagler Station • 118,723 square feet completed August 2006 • 80% leased as of 6/30/2006 • Starting Building 1200

| 43 Coral Gables Office • 45,000 square foot building expected to be complete December ’06

| 44 Properties Held in Joint Ventures

| 45
Beacon Lakes
•
604,970 square feet of
warehouse space 93%
leased
•
Leases executed for
262,000 square feet so far
this year
•
Building 7 commenced
August ’06
•
First Condo building in
Village (E-1) – 75% under
contract

| 46 2701 LeJeune Rd. (Burger King) • Commencement expected early ’07 • Will commence after demolition of existing City National Building

| 47
Downtown Doral
•
Built in phases as the market
demands. The project's initial
phase includes a 70,000
square foot class ‘A'
office/condominium and two
residential condominium
offerings
•
Modified CDMP from I/U to
Office Residential and
ultimately to City of Doral’s
CBD (Central Business District
designation)
•
PUD (Planned Unit
Development)
Zoning
designation and Site Plan
approved for Building G-1 in
August ‘06
Mixed use project to include:
•2,840 residential units
•180,000 sq ft retail space
•400,000 sq ft new class “A”
office space

| 48 Boca 54 • Pursuing 600,000 sq. ft. build-to-suit opportunity • Evaluating Master Plan alternatives for remainder of site

| 49 CENTRAL FLORIDA

| 50
Central Florida Market Overview
Orlando Office Overview
Lakeland Industrial Overview
Asking Rate/SF Vacancy
Class "A" Office (Tourist Corridor)
$22.62 7.0%
   Flagler - Office Class "A" $22.50 2.9%
Properties in Lease-Up Southpark II 1200 136,414 sq. ft.
Under Construction Southpark 700 83,000 sq. ft.
Southpark II 1400 113,000 sq. ft.
Asking Rate/SF Vacancy
Industrial $4.60 3.8%
   Flagler - Entitlement In Progress NA NA

| 51 SouthPark Center 1200 • 136,414 square feet • Completed September ’05 • KB Homes expanding into 61,000 +/- square feet • Starwood Vacation Ownership taking remaining space

| 52 SouthPark 700 • Expected completion January 2007 • Pre-lease with University of Phoenix Representative Building Photo

| 53 NORTH FLORIDA

| 54
North Florida Market Overview
Jacksonville Office & Industrial Overview
Asking Rate/SF Vacancy
Class "A" Office (Southside & BB)
$19.16 8.9%
   Flagler - Office Class "A" $20.50 6.2%
   Flagler - Class "B" (Avenues) $17.75 32.2%
Industrial $4.48 8.0%
   Flagler - Industrial $4.50 5.5%
Properties in Lease-Up Flagler Center Off/Whse 700 151,178 sq. ft.
Deerwood North Office Bldg 400 113,898 sq. ft.
Under Construction Flagler Center Lakeside I 112,306 sq. ft.

| 55
Flagler Center Update
•
Lakeside Two contains
112,306 square feet
•
Leases executed for
100%
•
Construction on
Lakeside I underway
•
Master-planning
underway on Lakeside
III and V (Lakeside IV
completed)
Flagler Center - Lakeside Two

| 56 Deerwood North – Building 400 • Fidelity Real Estate Company, LLC leased 77,919 sq. ft. in August • Building now 100% leased

| 57
Florida’s Dynamics are Driving Growth for Flagler
•
Overall Florida economy is the fastest-growing among the 10 largest states
• Leading the US in job creation – added over 250,000 jobs in 2005
•
Population growth is driving demand for infrastructure
• Office/retail development follow new residents – population growth in the markets we operate is robust
• Immigration remains strong
•
Developable commercial/industrial land in Florida is becoming increasingly scarce
• Strong land bank for long-term growth
•
Corporations increasingly moving to Florida as a result of its business-friendly environment
•
International trade hub – increased possibilities with CAFTA
• Corporations establish Latin America headquarter here

| 58 Entitlement Effort Update

Flagler Property
City of St. Augustine Border

Florida East Coast
INDUSTRIES

| 59
Flagler Crossing (Miller Shops)
•
Closed sale to St. Johns
County of 29.5 acres for
$4.49 million
•
Marketing underway on
SE portion
•
SW portion is undergoing
comp plan amendment
now - numerous
challenges
•
Planned Retail
development on NE
quadrant

0 500 1,000 2,000
Feet
1 inch equals 1,000 feet

Florida East Coast
INDUSTRIES

| 60
Cordova Palms (Lemberg)
•
Filed DRI application
•
Goal is to obtain 1,700
residential units and
1,000,000 square feet of
commercial
•
Significant offsite
improvements for SR 312
•
Will require Community
Development District (CDD)
to achieve economic
proforma
•
Anticipated completion of
DRI process is April ‘06

| 61
Lakeland Central Park
•
DRI application filed
• 5.0M square feet of
industrial
• 650K square feet of
office
• 225K square feet of
retail
• 300 residential units
• 125 hotel rooms
•
Significant offsite
improvements
•
Approval expected by
year end on first of three
phases

| 62
Beacon Countyline
•
Inclusion in UDB
approved by County
Commission ahead of
all expectations
•
Currently in
Tallahassee awaiting
final approval and
start of appeals
process
•
CDMP process with the
city will follow (approx
3-6 months)
•
Will follow-up with
Zoning process
(approx 3-6 months)

Ryan Beck Investor Event Q&A Florida East Coast Industries On Our Way

| 64 APPENDIX

| 65 ADDITIONAL PROPERTY DETAIL

| 66
$120.0
$132.7
$80.0
$75.0
$27.0
2002 2003 2004 2005 (2) 2006 Outlook (4)
Flagler Development Group
Key Financial Data
Capital Expenditures
(in millions)
Overall Occupancy (%)
Realty Rental Revenues
2006
expected
in range
of $92
to $97
million
2006
expected
in range
of $100
to $120
million
88
86
89
94
95

95 95
83
87

84
88
95 95
2002 2003 2004 2005 2006
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr
Realty Rental Operating Profit before
D&A
(3)
2006
expected
in range
of $58
to $61
million
(1)
(1)
All data on this page reflects continuing operations.
(2)
Includes $74 million for acquisitions of land and/or finished buildings.
(3)
A reconciliation to the most comparable GAAP measure is provided on page 50.
(4)
2006 Outlook excludes any impact related to Hurricane Wilma and land acquisitions.
Functionally
Full
$23.1
$21.0
$97.0
$59.7
$63.6
$69.6
$87.4
2002 2003 2004 2005 Q2 2006 Q2 2005 2006 Outlook (4)
$14.3
$13.5
$61.0
$38.8
$40.1
$44.8
$55.8
2002 2003 2004 2005 Q2 2006 Q2 2005 2006 Outlook (4)

| 67 MARKET DATA

| 68 SOUTH FLORIDA

| 69
-450,000
-300,000
-150,000
0
150,000
300,000
450,000
600,000
750,000
900,000
1,050,000
1,200,000
1,350,000
1,500,000
1,650,000
4Q2001 1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006
-4.00%
0.00%
4.00%
8.00%
12.00%
16.00%
Net Absorption
Delivered Inventory
Vacancy
South Florida Industrial Market
Historical Overview
• One of the tightest industrial markets in the US; increasing demand and limited land supply
• $4.8 billion renovation and expansion of Miami Airport will increase demand for industrial space
• Inventory levels well below 20-year average
• Vacancy rates are reaching historic lows
• Rental rates have been climbing over the last 5 quarters - trends expected to continue
Source: CoStar Property
®
Rate($):      5.93   5.99  5.92  5.90  5.94  5.93  6.11  6.09  6.03  6.24  6.03  6.46  6.53   6.51  6.67  6.83  6.94  7.12 7.21
Medley, Hialeah, Miami Lakes and Miami Airport Industrial Markets: Historical Overview

| 70
-150,000
0
150,000
300,000
450,000
600,000
4Q2001 1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006
-4.00%
0.00%
4.00%
8.00%
12.00%
16.00%
Net Absorption
Delivered Inventory
Vacancy
South Florida Office Market
Historical Overview
• Office-based employment continuing to rise in South Florida
• Inventory additions over the last several years have been minimal
• Vacancy rates trending down
• Average rents have remained stable over the past 3 years, but higher rates are occurring in some markets
Source: CoStar Property
®
Rate($):
21.09 21.51 21.55 21.59 21.63 21.55 21.59 20.94 20.77 21.04 21.12 20.93 20.85 21.19 21.77 22.02 22.16 22.43 23.32
Miami Lakes and Miami Airport Office Markets: Historical Overview

| 71
Flagler Assets in South Florida
Miami Central Business District: 8 acres in
downtown Miami
Flagler Plaza: 41 acres, with 800,000 sq. ft. of
entitlements, in Sunrise
Sunrise Corporate Plaza I: a 107,000 sq. ft. office
building in Sunrise
Doral Concourse:  a 240,000 sq. ft. office building in
Doral
Office building at Flagler Station: completed
August ’06 and 80% pre-leased
Flagler Station:  36 buildings (4.4m sq. ft.),
entitlements for an additional 2.3m sq. ft.
Ryder System world headquarters
located at Flagler Station
Industrial building in lease up at
Flagler Station

| 72 CENTRAL FLORIDA

| 73
Orlando Office Market
Historical Overview
• Strong labor market, with unemployment rate at 3.2%, well below Florida and US
• Home to many growing tourism and service companies
• 4th quarter 2005 experienced the lowest office vacancies and highest net absorption since those recorded in 2001
• Leasing activity proved healthy as overall vacancy rates declined significantly, absorption grew and average lease rates increased moderately
-150,000
0
150,000
300,000
450,000
1Q2002 2Q2002 3Q2002 4Q2002 1Q2003 2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006
-3.00%
2.00%
7.00%
12.00%
Net Absorption
Delivered Inventory
Vacancy
Orlando Office Market: Historical Overview
Rate($):   20.24  19.57  19.66 19.83 19.41 18.85 18.56  18.53  20.24 20.92 20.59  21.52  21.84  21.74  21.62  21.47 21.67 22.62
Source: CoStar Property
®

| 74
Flagler Assets in Central Florida
Lakeland Central Park: the future site of
a 5m sq. ft. industrial park, currently
obtaining entitlements
SouthPark Center Bldg 1100: a 137,000 sq. ft office
building occupied by Starwood Vacation Ownership
SouthPark Center Bldg 1200:  a 136,000 sq. ft. building
currently in the lease up stage
SouthPark Center: 8 buildings (1.1m sq. ft.), entitlements for a additional 1.6m sq. ft.
SouthPark Center Bldg 600:  a 131,607 sq. ft. office/warehouse building

| 75 NORTH FLORIDA

| 76
North Florida Office Market
Historical Overview
• Strong labor market, with unemployment rate at 3.5%, well below Florida and US
• Vacancy rates decreased in 2005
• Average rents have remained stable over the last three years, but new buildings are achieving higher rents
• Low cost of living and housing (7.3% and 13.9% lower than the national average, respectively) are attractive to corporations for expansions and corporate and back office relocations
-150,000
0
150,000
300,000
450,000
2Q2003 3Q2003 4Q2003 1Q2004 2Q2004 3Q2004 4Q2004 1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006
-3.00%
-1.00%
1.00%
3.00%
5.00%
7.00%
9.00%
11.00%
13.00%
15.00%
Net Absorption
Delivered Inventory
Vacancy
Rate($):   17.61    18.86  17.61   18.27   18.14   18.32    18.46    18.38    18.46    18.63   18.55    18.84   19.16
Source: CoStar Property ®
Southside and Butler Baymeadows Class “A” Office Market: Historical Overview

| 77
Flagler Assets in North Florida
A 151,000 sq. ft. warehouse at Flagler Center, currently
in lease up stage
Flagler Center:  10 buildings (1.1m sq. ft.), entitlements
for additional 2.6m sq. ft.
Gran Park at The Avenues: 7 buildings (565,000 sq. ft.)
duPont Center:  two 80,000 sq. ft. office buildings and
entitlements for an additional 500,000 sq. ft.
Deerwood North and South:  8 buildings (1.0m sq. ft.)
office park in Jacksonville
The Office Centre at Southpoint: a 60,000 sq. ft.
office building
Lakeside One:  a 112,000 sq. ft. office building at
Flagler Center, currently under construction

| 78
Reconciliation of Non-GAAP
to GAAP Measures
$13.5
7.2
6.3
$21.3
5.4
$15.9
Q205
$14.3
7.4
6.9
$25.7
5.5
$20.2
Q206
$85.5 $67.5 $62.6 $59.9
Railway Segment’s
operating profit before
depreciation
$58-$61 $55.8 $44.8 $40.1 $38.8
Rental properties’
operating profit before
D&A expense
31 28.2 $23.1 22.3 20.6
Rental properties’
D&A
expenses
$27-30 $27.6 $21.7 $17.8 $18.2
Flagler’s rental
properties’
operating
profit
$74-77
Outlook
2006
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
17.7
$42.2
2002
19.6
$43.0
2003
20.2
$47.3
2004